Exhibit 99.2

CarLotz, Inc. Announces Record Third Quarter 2020 Financial Results

Third Quarter Record Revenue of $29.8 million along with

Record Gross Profit, GPU, Contribution Margin and CMU

Raising Fourth Quarter Revenue and Gross Profit Guidance

Reiterate 2021 – 2023 Projections

December 16, 2020 – Richmond, VA – CarLotz, Inc., (“CarLotz” or the “Company”), a leading consignment-to-retail used vehicle marketplace, which recently announced it would become a public company via a merger with special purpose acquisition company Acamar Partners Acquisition Corp. (“Acamar”) (Nasdaq: ACAM), today announced financial results for the third quarter and nine month period ended September 30, 2020.

Michael Bor, Chief Executive Officer and Co-Founder of CarLotz, Inc, commented, “I am thrilled with our third quarter financial performance highlighted by our 12% increase in total revenue, 56% increase in gross profit, and 188% growth in contribution margin per unit, despite a COVID impacted backdrop. Our strong third quarter results are a testament to the team’s continued execution of our growth strategies combined with CarLotz’ differentiated positioning as the only consignment-to-retail sales operator in the used vehicle industry.”

Third Quarter Financial Results

The Company’s third quarter 2020 net revenues increased 12% to $29.8 million from $26.5 million in the same period in 2019. This growth was driven by double-digit growth in retail and financing revenues. Gross profit increased $1.3 million, or 56%, to $3.6 million from $2.3 million in the prior year period. Retail gross profit per unit (“GPU”) increased 71% to $2,181 from $1,276 in the prior year period. Contribution margin per unit increased 188% to $1,883 in the third quarter 2020 versus $655 in the third quarter of 2019 primarily attributed to maintaining industry leading CAC efficiency while increasing sales and gross profits.

“As we look to the fourth quarter and to 2021, we’ve never been more confident in our ability to drive to our stated goals,” commented Mr. Bor. We are raising our outlook for the fourth quarter, and reiterating our financial projections for 2021 and out to 2023. Our inventory sourcing relationships are stronger than ever and our recent surge in inventory is driving sales and profits, providing proof of our ability to support our future growth. We have made significant strides operationally increasing our confidence in our plans to roll out our national hub-based growth strategy and execute on our ambitious long-term plans. We’ve also recently added key leadership roles to our team, including a CMO, GC and CCO, and CFO with decades of experience in retail and in our industry. Along with other key hires, we have a growing team that is ready to execute on our plan. We couldn’t be more excited to embark on our national expansion. With a mixture of new leases and LOI’s signed on a number of new locations already, we are gearing up for a lot of activity in the first half of next year.”

Luis Solorzano, Chief Executive Officer of Acamar Partners, commented: “CarLotz’ impressive third quarter results underscore our conviction in the business and further supports our investment philosophy of growth and value creation. CarLotz’ inventory sourcing relationships are stronger than ever, and we have increased confidence in its national hub-based growth strategy and long term plans. Our team at Acamar Partners continues to work closely with the CarLotz team and expects to close the transaction in early first quarter 2021.”

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Fourth Quarter Outlook

The Company is raising its fourth quarter outlook for revenue, gross profit and contribution margin. Based on the mid-point of year-over-year growth ranges for the fourth quarter that can be found in the Company’s supplemental presentation filed today, retail units sold are expected to increase by ~10%; revenue is expected to increase by ~19%; gross profit is expected to increase by ~77%; and contribution margin is expected to increase by ~97%.

In connection with the pending business combination, Acamar Partners has filed with the U.S. Securities and Exchange Commission (“SEC”) an amended registration statement on Form S-4/A, which can be found at www.sec.gov. The business combination is expected to close in early first quarter 2021.

Investor Conference Call Information

A conference call to discuss the third quarter 2020 financial results is scheduled for today, December 16, 2020 at 8:30 am ET. Interested parties may listen to the conference call via telephone by dialing 1-877-451-6152, or for international callers, 1-201-389-0879. A telephone replay will be available until 11:59 pm ET on December 23, 2020 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13714338.

The conference call webcast, together with certain supplemental presentation materials, will be available at www.acamarpartners.com and www.carlotz.com.

About CarLotz, Inc.

CarLotz is a used vehicle consignment and Retail Remarketing™ business that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to access the previously unavailable retail sales channel while simultaneously providing buyers with prices that are, on average, below those of traditional dealerships. Our mission is to create the world’s greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing and selling model that offers a seamless omni-channel experience and comprehensive selection of vehicles while allowing for a fully contactless end-to-end e-commerce interface that enables no hassle buying and selling. Our proprietary Retail Remarketing™ technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics along with custom business intelligence reporting that enables price and vehicle triage optimization between the wholesale and retail channel. Through our marketplace model, we generate significant value for both sellers and buyers through price, selection and experience.

About Acamar Partners Acquisition Corp.

Acamar Partners Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Acamar Partners Acquisition Corp. raised $305.6 million in its initial public offering in February 2019 (and subsequent exercise of the underwriters’ over-allotment option). The company’s securities are quoted on Nasdaq under the ticker symbols ACAM, ACAMW and ACAMU.

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Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Acamar Partners and CarLotz. Acamar Partners has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement of Acamar Partners, a preliminary prospectus of Acamar Partners and a preliminary consent solicitation statement of CarLotz, and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus/consent solicitation statement will also be sent to the stockholders of Acamar Partners and CarLotz, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Acamar Partners and CarLotz are urged to carefully read the entire registration statement and proxy statement/prospectus/consent solicitation statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Acamar Partners with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Acamar Partners may be obtained free of charge from Acamar Partners at www.acamarpartners.com. Alternatively, these documents, when available, can be obtained free of charge from Acamar Partners upon written request to Acamar Partners Acquisition Corp., 1450 Brickell Avenue, Suite 2130, Miami, Florida 33131, or by calling 786-264-6680.

Participants in the Solicitation

Acamar Partners, CarLotz and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Acamar Partner in connection with the proposed merger. Information regarding Acamar Partners’ directors and executive officers is contained in Acamar Partners’ Annual Report on Form 10-K for the year ended December 31, 2019, which has been filed with the SEC and is available at the SEC website at www.sec.gov.

Additional information regarding the interests of these participants and other persons who may be deemed to be participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus/consent solicitation statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding Acamar Partners’ and CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

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Forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Acamar Partners’ Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Acamar Partners’ Form 10-Q for the quarterly period ended March 31, 2020, Form 10-Q for the quarterly period ended June 30, 2020 and Form 10-Q for the quarterly period ended September 30, 2020 under “Risk Factors” in Part II, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to risks previously disclosed in Acamar Partners’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of Acamar Partners and CarLotz on the expected terms and schedule; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to management’s focus on the proposed transaction rather than on the ongoing business operations of CarLotz; business disruption following the transaction; risks related to Acamar Partners’ or CarLotz’ indebtedness; other consequences associated with mergers, acquisitions and legislative and regulatory actions and reforms; risks of the automotive and used vehicle industries; the potential impact of COVID-19 on the used vehicle industry and on the CarLotz business; litigation, complaints, product liability claims or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; new entrants in the consignment-to-retail used vehicle business; technological disruptions, privacy or data breaches, the loss of data or cyberattacks; and the ability to compete successfully with new and existing market participants.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Acamar Partners’ and CarLotz’ control. While all projections are necessarily speculative, Acamar Partners and CarLotz believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Acamar Partners and CarLotz, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Forward-looking statements speak only as of the date they are made, and Acamar Partners and CarLotz are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Acamar Partners has filed or will file from time to time with the SEC. Forward-looking statements are expressed in good faith, and Acamar Partners and CarLotz believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Acamar Partners and is not intended to form the basis of an investment decision in Acamar Partners. All subsequent written and oral forward-looking statements concerning Acamar Partners and CarLotz, the proposed transaction or other matters and attributable to Acamar Partners and CarLotz or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Investors:

CarLotzIR@icrinc.com

Media:

CarLotzPR@icrinc.com

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